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EXHIBIT 32.01

       CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

   AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY

                         ACT OF 2002

In connection with the EACO Corporation's (the "Company") Annual Report on Form 10-K for the period ending December 28, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward B. Alexander, Chief Operating Officer/President of the Company, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  the Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934, as amended;
and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 27, 2006         /s/ Edward B. Alexander
                              By: Edward B. Alexander
                              Its: Chief Operating Officer and
                              Principal Financial Officer

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